UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): June 3, 2025

Conifer Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-37536	27-1298795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 West Big Beaver Road, Suite 319

Troy, MI 48084

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (248) 559-0840

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CNFR	The Nasdaq Stock Market LLC
9.75% Senior Notes due 2028	CNFRZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the virtual annual meeting (the “Annual Meeting”) of shareholders of Conifer Holdings, Inc. (the “Company”) on June 3, 2025, shareholders (i) elected one Class I director to the Company’s Board of Directors, to serve a three-year term until the 2028 annual meeting of shareholders, (ii) approved an amendment to the Company’s Second Amended and Restated Articles of Incorporation to change its name from Conifer Holdings, Inc. to Presurance Holdings, Inc., (iii) approved an amendment to the Company’s Second Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock and Series B Preferred Stock at a ratio in the range of 1-for-2 to 1-for-12 to be determined by the Board of Directors of the Company, (iv) approved, pursuant to Nasdaq listing rules, the issuance of up to 4,000,000 shares of the Company’s common stock upon the exercise of existing 4,000,000 warrants to purchase common stock issued to warrantholders; (v) ratified the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, (vi) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (vii) authorized one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 2, 3, and 4. Proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 9, 2025.

Pursuant to the Company’s Second Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, holders of Common Stock as of the close of business on April 7, 2025 (the “Record Date”) were entitled to one vote per share and holders of Series B Preferred Stock as of the Record Date were entitled to 3,000 votes per share of Series B Preferred Stock; with the aggregate voting power of all outstanding shares of the Series B Preferred Stock not exceeding 19.99% of the aggregate voting power of all voting securities, with respect to each proposal acted upon at the Meeting.

A total of 10,596,693 shares of the Company’s common stock were present at the Annual Meeting in person or by proxy, which represents approximately 86.7% of the shares of common stock outstanding as of April 7, 2025, the record date for the Annual Meeting. A total of 1,500 shares of the Company’s Series B Preferred Stock were present at the Annual Meeting in person or by proxy, which represents approximately 100.0% of the shares of Series B Preferred Stock outstanding as of the Record Date.

The results of the voting are shown below:

Proposal No. 1— The Election of Joseph D. Sarafa, as Class I director, for a three-year term expiring at the 2028 Annual Meeting of Shareholders

Common Stock
Class I Nominee	Votes For	Votes Withheld
Joseph D. Sarafa	5,137,407	4,115,567

Series B Preferred Stock
Class I Nominee	Votes For	Votes Withheld
Joseph D. Sarafa	2,443,353	0

Proposal No. 2— Approval of an amendment to the Company’s Second Amended and Restated Articles of Incorporation to change its name from Conifer Holdings, Inc. to Presurance Holdings, Inc.

Common Stock
Votes For	Votes Against	Votes Abstain
9,028,875	1,566,017	1,801

Series B Preferred Stock
Votes For	Votes Against	Votes Abstain
2,443,353	0	0

Proposal No. 3—Approval of an amendment to the Company’s Second Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock and Series B Preferred Stock at a ratio in the range of 1-for-2 to 1-for-12 to be determined by the Board of Directors of the Company

Common Stock
Votes For	Votes Against	Votes Abstain
6,352,702	4,243,970	21

Series B Preferred Stock
Votes For	Votes Against	Votes Abstain
2,443,353	0	0

Proposal No. 4—Approval of, pursuant to Nasdaq listing rules, the issuance of up to 4,000,000 shares of the Company’s common stock upon the exercise of existing 4,000,000 warrants to purchase common stock issued to warrantholders

Common Stock
Votes For	Votes Against	Votes Abstain
5,091,162	4,161,812	0

Series B Preferred Stock
Votes For	Votes Against	Votes Abstain
2,443,353	0	0

Proposal No. 5—Ratification of Appointment of Independent Registered Public Accounting Firm

Common Stock
Votes For	Votes Against	Votes Abstain
9,454,361	1,138,736	3,596

Series B Preferred Stock
Votes For	Votes Against	Votes Abstain
2,443,353	0	0

Proposal No. 6— Approval of, on an advisory basis, the compensation of the Company’s named executive officers

Common Stock
Votes For	Votes Against	Votes Abstain
5,089,796	4,161,064	2,114

Series B Preferred Stock
Votes For	Votes Against	Votes Abstain
2,443,353	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings Inc.

Date: June 4, 2025	By:	/s/ BRIAN J. RONEY
Brian J. Roney
President